SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 25, 2006

SILICON GRAPHICS, INC.

(Exact name of Registrant as Specified in Charter)

Delaware	001-10441	94-2789662
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Crittenden Lane Mountain View, CA	94043-1351
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 960-1980

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On April 25, 2006, Silicon Graphics, Inc. (the “Company”) announced its preliminary financial results for the fiscal quarter ended March 31, 2006. A copy of the press release announcing the Company’s preliminary financial results is incorporated herein by reference and attached hereto as Exhibit 99.1. The information contained in this paragraph and in Exhibit 99.1 is furnished pursuant to Item 2.02 of Form 8-K and is not intended to be incorporated by reference into future filings under the Securities Exchange Act of 1934 or the Securities Act of 1933, unless expressly incorporated by reference in such filings.

Item 8.01 Other Events.

The Company has recently become aware that there may be an ambiguity in the characterization of the junior security interests held by the holders of the Company’s 6.50% Senior Secured Convertible Notes due June 1, 2009 and the Company’s 11.75% Senior Secured Notes due June 1, 2009 (collectively, the “Notes”), as set forth in certain of the Company’s filings with the Securities and Exchange Commission. Specifically, the collateral securing such security interests is less extensive than the collateral securing security interests held by the Company’s lenders under its credit facility with Wells Fargo Foothill, Inc. and Ableco Finance LLC. For additional information regarding the security interests of the holders of Notes, please see the Security Agreement dated December 24, 2003 between the Company and U.S. Bank National Association, as Trustee, and the Intellectual Property Security Agreement dated December 24, 2003 between the Company and U.S. Bank National Association, as Trustee, which are incorporated herein by reference and attached hereto as Exhibits 4.1 and 4.2, respectively.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
4.1	Security Agreement dated December 24, 2003 between the Company and U.S. Bank National Association, as Trustee.

4.2	Intellectual Property Security Agreement dated December 24, 2003 between the Company and U.S. Bank National Association, as Trustee.

99.1	Press Release dated April 25, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Silicon Graphics, Inc.

Dated: April 25, 2006	By:	/s/ Barry Weinert
Barry Weinert
Vice President and General Counsel

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EXHIBIT INDEX

Exhibit No.	Description
4.1	Security Agreement dated December 24, 2003 between the Company and U.S. Bank National Association, as Trustee.

4.2	Intellectual Property Security Agreement dated December 24, 2003 between the Company and U.S. Bank National Association, as Trustee.

99.1	Press Release dated April 25, 2006.

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